POWER OF ATTORNEY

The undersigned hereby constitutes and appoints

Paul D Delva and Stephen P Caso the undersigneds

true and lawful attorneysinfact with full power

of substitution and revocation for the undersigned

and in the undersigneds name place and stead to

1  execute for and on behalf of the undersigned

in the undersigneds capacity as a director or

director nomineee of Fairchild Semiconductor

International Inc the  Company Forms ID 3 4

and 5 in accordance with Section 16(a) of the

Securities Exchange Act of 1934 as amended

and the rules thereunder the Exchange Act

2 execute for and on behalf of the undersigned

in the undersigneds capacity as a director or

director nominee of the  Company Form 144 and

all related documentation including sellers

representation letters in accordance with

Section 4 of the Securities Act of 1933 as

amended and the rules thereunder the Securities

Act including without limitation Rules 144 and 145

3 do and perform any and all acts for and on

behalf of the undersigned which may be necessary

or desirable to complete and execute such Forms

ID 3 4 5 and 144 and timely file such forms with

the United States Securities and Exchange Commission

and any stock exchange or similar authority and

4 take any other action of any type whatsoever in

connection with the foregoing which in the opinion

of such attorneyinfact may be necessary or desirable

in connection with the foregoing The undersigned

acknowledges that the foregoing attorneysinfact in

serving in such capacity at the request of the

undersigned are not assuming nor is the Company

assuming any of the undersigneds responsibilities

to comply with Section 16 of the Exchange Act or

Section 4 of the Securities Act This Power of

Attorney grants to the foregoing attorneysinfact

full power and authority to do and perform each

and every act and thing requisite and necessary

to be done as fully to all intents and purposes

as the undersigned might or could do in person

and the undersigned hereby ratifies and confirms

all that said attorneysinfact and agents or their

substitute or substitutes may lawfully do or cause

to be done by virtue hereof This Power of Attorney

shall remain in full force and effect until the

undersigned is no longer required to file Forms 3 4 5

and 144 with respect to the undersigneds holdings

in the Companys securities and of all transactions

in securities issued by the Company or until

earlier revoked by the undersigned in a signed

writing delivered to the foregoing attorneysinfact

IN WITNESS WHEREOF the undersigned has caused this

Power of Attorney to be executed on the date indicated

below

Dated 14 July 2015

Steve Fu

Signature

STEVE FU

Print Name